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                                                                Exhibit 10.1(c)

          REAFFIRMATION AND MODIFICATION OF LIMITED GUARANTY AGREEMENT
                      AND ENVIRONMENTAL INDEMNITY AGREEMENT

            THIS REAFFIRMATION AND MODIFICATION OF LIMITED GUARANTY AGREEMENT AND ENVIRONMENTAL INDEMNITY AGREEMENT (this "Reaffirmation"), dated as of May 30, 2000, is executed by SONESTA INTERNATIONAL HOTELS CORPORATION, a New York corporation ("Guarantor"), for the use and benefit of SUNAMERICA LIFE INSURANCE COMPANY, an Arizona corporation ("Lender").

                                    RECITALS

            A. On or about January 6, 1997, Lender made a $22,880,000.00 loan (the "Original Loan") to Charterhouse of Cambridge Trust and Sonesta of Massachusetts, Inc. (collectively, the "Borrower").

            B. The Original Loan is (i) evidenced by a Promissory Note in the principal amount of the Original Loan dated as of December 18, 1996 (the "Note"), (ii) secured by, among other things, a Mortgage, Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents ("Mortgage") dated as of December 18, 1996, granted by Borrower for the benefit of Lender encumbering Borrower's fee interest and leasehold interest in and to certain real property commonly known as the Royal Sonesta Hotel, City of Cambridge, Middlesex County, Massachusetts, and more particularly described in the Mortgage (the "Property"), and (iii) guaranteed as to certain obligations by Guarantor pursuant to a Limited Guaranty Agreement dated as of December 18, 1996 (the "Guaranty").

            C. In connection with the Original Loan, Borrower and Guarantor also executed that certain Environmental Indemnity Agreement dated as of December 18, 1996 (the "Environmental Indemnity").

            D. On or about June 1, 2000, Lender is making an additional advance to Borrower in the amount of $19,865,733.66 (the "Additional Advance"), and Lender and Borrower are (i) consolidating, amending and restating the Original Loan and the Additional Advance pursuant to an Amended and Restated Promissory Note dated as of the date hereof in the original principal amount of $41,000,000.00 (the "Amended and Restated Note"; the loan evidenced by the Amended and Restated Note being referred to herein as the "Loan"), and (ii) amending the Mortgage and certain other loan documents pursuant to a Mortgage and Loan Modification Agreement dated as of the date hereof (the "Modification Agreement") to, among other things, (A) secure the Amended and Restated Note, and (B) cross collateralize and cross default the Loan with that certain loan in the original principal amount of $31,000,000.00 being made this date by Lender to an affiliate of Borrower, Sonesta Beach Resort Limited Partnership.

            E. As a condition of Lender's willingness to make the Additional Advance and execute the Modification Agreement, Lender has required that Guarantor execute this Reaffirmation.
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            NOW THEREFORE, in consideration of the Additional Advance, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor hereby agrees as follows:

                                    AGREEMENT

            1. All references to the term "Note" contained in the Guaranty and the Environmental Indemnity shall hereafter be deemed to refer to the Amended and Restated Note.

            2. All references to the term "Mortgage" contained in the Guaranty and the Environmental Indemnity shall hereafter be deemed to refer to the Mortgage, as modified by the Modification Agreement.

            3. All references to the term "Loan Documents" contained in the Guaranty and the Environmental Indemnity shall hereafter be deemed to refer to the Loan Documents, as defined in and modified by the Modification Agreement.

            4. Guarantor hereby consents to the Additional Advance, and to each and every provision of the Amended and Restated Note and Modification Agreement.

            5. Guarantor hereby agrees that all of the terms and provisions of the Guaranty and the Environmental Indemnity, as modified hereby, are hereby ratified and reaffirmed, and Guarantor hereby acknowledges the validity and enforceability thereof.

            6. Guarantor hereby re-makes each and every representation of Guarantor to Lender contained in Section 1 of the Environmental Indemnity.

            7. Except as expressly modified herein, the terms and conditions of the Environmental Indemnity and Guaranty shall remain unmodified and in full force and effect.

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            IN WITNESS WHEREOF, Guarantor has executed this Reaffirmation as of the date first above written.

                                   GUARANTOR:


                                   SONESTA INTERNATIONAL HOTELS
                                   CORPORATION, a New York corporation


                                   By: /s/
                                      -----------------------------------------
                                          Peter J. Sonnabend, Vice President